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                                                                  EXHIBIT 99.2

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as of June 9, 1998 among FRESH FOODS INC., a Delaware corporation (the "Company"), the Subsidiary Borrowers identified on the signature pages hereto (the "Subsidiary Borrower") and such other subsidiaries of the Company as may from time to time become party hereto (hereinafter, the Company and the Subsidiary Borrower are collectively referred to as the "Obligors" and, individually, as an "Obligor") and FIRST UNION COMMERCIAL CORPORATION, in its capacity as agent (in such capacity, the "Agent") for the financial institutions from time to time party to the Credit Agreement described below (the "Lenders").

                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Company, the Subsidiary Borrowers, the Lenders and the Agent, the Lenders have agreed to make Revolving Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Revolving Loans and to issue Letters of Credit under the Credit Agreement that the Obligors shall have executed and delivered this Security Agreement to the Agent for the ratable benefit of the Lenders.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of North Carolina on the date hereof are used herein as so defined: Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory, Investment Property, Money and Proceeds. For purposes of this Security Agreement, the term "Lender" shall include any affiliate of any Lender which has entered into any Interest Rate Protection Agreement entered into with respect to the Obligations.

                  (b) In addition, the following terms shall have the following meanings:

                  "Contracts": (a) the Asset Purchase Agreement dated as of April 10, 1998 between Fresh Foods of North Carolina, LLC, a wholly-owned subsidiary of Fresh Foods, Inc., and Hudson Foods, Inc., as the same may from time to time be amended, modified or supplemented and (b) all other contracts and agreements to which an Obligor is a party, as

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         each may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of such Obligor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Obligor to damages arising out of or for breach or default in respect thereof and (iii) all rights of such Obligor to exercise all remedies thereunder.

                  "Copyright Licenses": any written agreement, naming any Obligor as licensor, granting any right under any Copyright including, without limitation, any thereof referred to in Schedule 1(b) hereto.

                  "Copyrights": (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all renewals thereof including, without limitation, any thereof referred to in Schedule 1(b) hereto.

                  "Patent License": all agreements, whether written or oral, providing for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 1(b) hereto.

                  "Patents": (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 1(b) hereto.

                  "Secured Obligations": (a) all Obligations and (b) all expenses and charges, legal and otherwise, reasonably incurred by the Agent and/or the Lenders in collecting or enforcing any Obligations or in realizing on or protecting any security therefor, including without limitation the security afforded hereunder.

                  "Trademark License": means any agreement, written or oral, providing for the grant by or to an Obligor of any right to use any Trademark, including, without limitation, any thereof referred to in
         Schedule 1(b) hereto.

                  "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all renewals thereof.

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                  "Work": any work which is subject to copyright protection
         pursuant to Title 17 of the United States Code.

         2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, each Obligor hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

                  (a)      all Accounts;

                  (b)      all Chattel Paper;

                  (c)      all Copyrights;

                  (d)      all Copyright Licenses;

                  (e)      all Deposit Accounts;

                  (f)      all Documents;

                  (g)      all Equipment;

                  (h)      all Fixtures;

                  (i) all General Intangibles including, without limitation, all rights under the Contracts;

                  (j)      all Instruments;

                  (k)      all Inventory;

                  (l)      all Investment Property;

                  (m)      all Money;

                  (n)      all Patents;

                  (o)      all Patent Licenses;

                  (p)      all Trademarks;

                  (q)      all Trademark Licenses;

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                  (r)      the Lockbox Accounts, the FUCC Account and any
                           replacement or successor accounts relating thereto;

                  (s) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                  (t) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

         The Obligors and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

         3. Representations and Warranties. Each Obligor hereby represents and warrants to the Agent, for the benefit of the Lenders, that so long as any of the Secured Obligations remain outstanding or any Credit Document is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated:

                  (a) Chief Executive Office; Books & Records. Each Obligor's chief executive office and chief place of business is (and for the prior four months have been) located at the locations set forth on Schedule 3(a) hereto, and each Obligor keeps its books and records at such locations.

                  (b) Location of Collateral. The location of all Collateral owned by each Obligor is as shown on Schedule 3(b) hereto.

                  (c) Ownership. Each Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same. Each Obligor's legal name is as shown in this Security Agreement and no Obligor has in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 3(c) attached hereto.

                  (d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Agent, for the benefit of the Lenders, in the Collateral of such Obligor and, when properly perfected by filing, shall constitute a valid perfected security interest in such Collateral, to the extent such security can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens.

                  (e) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.


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                  (f)      Accounts. (i) Each Account of the Obligors and the
         papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Obligor to, the account debtor named therein, (iii) no Account of an Obligor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to the Agent and (iv) no surety bond was required or given in connection with any Account of an Obligor or the contracts or purchase orders out of which they arose.

                  (g) Inventory. No Inventory is held by an Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement.

                  (h)      Copyrights, Patents and Trademarks.

                          (i) Schedule 1(b) hereto includes all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses owned by the Obligors in their own names as of the date hereof.

                          (ii) To the best of each Obligor's knowledge, each Copyright, Patent and Trademark of such Obligor is valid, subsisting, unexpired, enforceable and has not been abandoned.

                          (iii) Except as set forth in Schedule 1(b) hereto, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement.

                          (iv) No holding, decision or judgment has been rendered which would limit, cancel or question the validity of any Copyright, Patent or Trademark.

                          (v) No action or proceeding is pending seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark, or which, if adversely determined, would have a material adverse effect on the value of any Copyright, Patent or Trademark.

                          (vi)     All applications pertaining to the
                  Copyrights, Patents and Trademarks of each Obligor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued, and all of such Copyrights, Patents and Trademarks are valid and enforceable.

                          (vii) No Obligor has made any assignment or agreement in conflict with the security interest in the Copyrights, Patents or Trademarks of each Obligor hereunder.

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         4.       Covenants. Each Obligor covenants that, so long as any of the
Secured Obligations remain outstanding or any Credit Document is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated, such Obligor shall:

                  (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement.

                  (b) Preservation of Collateral. Keep the Collateral in good order, condition and repair and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance.

                  (c) Instruments/Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, immediately deliver such Instrument or Chattel Paper to the Agent, duly indorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

                  (d) Change in Location. Not, without providing 30 days prior written notice to the Agent and without filing such amendments to any previously filed financing statements as the Agent may require, (a) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on Schedule 3(a) hereto, (b) change the location of its Collateral from the locations set forth for such Obligor on Schedule 3(b) hereto, or (c) change its name, be party to a merger, consolidation or other change in structure or use any tradename other than as set forth on Schedule 3(c) attached hereto.

                  (e) Inspection. Upon reasonable notice, at such reasonable times and as often as may be reasonably desired, allow the Agent, any Lender or their respective representatives free access to and right of inspection of the tangible Collateral.

                  (f) Perfection of Security Interest. Execute and deliver to the Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Agent may reasonably request) and do all such other things as the Agent may reasonably deem necessary or appropriate (i) to assure to the Agent its security interests hereunder, including (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Schedule 4(f)(i), (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 4(f)(ii) attached hereto and
         (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the

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         form of Schedule 4(f)(iii) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Agent of its rights and interests hereunder. To that end, each Obligor agrees that the Agent may file one or more financing statements disclosing the Agent's security interest in any or all of the Collateral of such Obligor without, to the extent permitted by law, such Obligor's signature thereon, and further each Obligor also hereby irrevocably makes, constitutes and appoints the Agent, its nominee or any other person whom the Agent may designate, as such Obligor's attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to such Obligor wherever the Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than North Carolina becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the request of the Agent, then the Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of an Obligor's agents and the Agent so requests, such Obligor agrees to notify such agents in writing of the Agent's security interest therein and, upon the Agent's request, instruct them to hold all such Collateral for the Lenders' account and subject to the Agent's instructions. Each Obligor agrees to mark its books and records to reflect the security interest of the Agent in the Collateral.

                  (g)      Covenants Relating to Accounts.

                           (i)      Comply with all provisions of the Credit

                  Agreement relating to the establishment and maintenance of the Lockboxes.

                           (ii) Comply with all reporting requirements set forth in the Credit Agreement with respect to Accounts.


                           (iii) Upon the occurrence of any Event of Default and during the continuation thereof, set aside and hold as trustee for the Agent any merchandise which is returned by a customer or account debtor or otherwise recovered. Unless and until an Event of Default occurs and is continuing, each Obligor may settle and adjust disputes and claims with its customers and account debtors, handle

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                  returns and recoveries and grant discounts, credits and
                  allowances in the ordinary course of its business as presently conducted and otherwise for amounts and on terms which such Obligor in good faith considers advisable. However, upon the occurrence of any Event of Default and during the continuation thereof, if so instructed by the Agent, such Obligor shall settle and adjust disputes and claims at no expense to the Agent, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business shall be granted to any customer or account debtor and no returns of merchandise shall be accepted by such Obligor without the Agent's consent. The Agent may (but shall not be required to), at all times upon the occurrence of any Event of Default and during the continuance thereof, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Agent considers advisable.

                  (h)      Covenants Relating to Inventory.

                           (i) Maintain, keep and preserve the Inventory in good saleable condition at its own cost and expense.


                           (ii) Comply with all reporting requirements set forth in the Credit Agreement with respect to Inventory.

                           (iii) If any of the Inventory is at any time evidenced by a document of title, immediately upon request by the Agent, deliver such document of title to the Agent.

                  (i)      Covenants Relating to Copyrights.

                           (i) Employ the Copyright for each Work with such notice of copyright as may be required by law to secure copyright protection.

                           (ii) Not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and
                  (A) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain; (B) notify the Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding an Obligor's ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Agent of any material infringement of any material Copyright of an Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect

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                  such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

                           (iii) Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Obligor hereunder.

                  (j)      Covenants Relating to Patents and Trademarks.

                           (i) (A) Continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                           (ii) Not do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                           (iii) Notify the Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding an Obligor's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

                           (iv)     Whenever an Obligor, either by itself
                  or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, an Obligor shall report such filing to the Agent and the Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Agent, an Obligor shall execute and deliver any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of an Obligor relating thereto or represented thereby.

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                           (v)      Take all reasonable and necessary steps,
                  including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                           (vi) Promptly notify the Agent and the Lenders after it learns that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                           (vii) Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of each Obligor hereunder.

                  (k) New Patents, Copyrights and Trademarks. Promptly provide the Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Security Interest in Copyrights,
         (B) with respect to Patents, a duly executed Notice of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Security Interest in Trademarks or (D) such other duly executed documents as the Agent may request in a form acceptable to counsel for the Agent and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark which is the subject of such new application.

                  (l) Insurance. Have and maintain at all times with respect to the Collateral the same types and amounts of insurance as the Obligors are required to maintain pursuant to the Credit Agreement. All insurance proceeds shall be subject to the Lien of the Agent hereunder; provided that any such insurance proceeds may be retained by the Obligors to the extent permitted under the Credit Agreement.

                  (m) Bank Accounts. At all times, maintain the Lockbox Accounts, the FUCC Account and any replacement or successor accounts relating thereto in accordance with the terms of the Lockbox Agreements and the Credit Agreement, as applicable, and cause all amounts received in the Lockboxes relating thereto to be deposited into the applicable Lockbox Account or FUCC Account, as the case may be, and to be applied as set forth in the applicable Lockbox Agreement and the Credit Agreement, as applicable. All amounts on deposit in the Lockbox Accounts, the FUCC Account and any replacement or successor accounts relating thereto shall be subject to the Lien of the Agent hereunder.


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         5.       Special Provisions Relating to Accounts. Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Agent or any Lender of any payment relating to such Account pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         6.       Special Provisions Regarding Inventory.

                  (a) Notwithstanding anything to the contrary contained in this Security Agreement, each Obligor may, unless and until an Event of Default occurs and is continuing and the Agent instructs such Obligor otherwise, without further consent or approval of the Agent, use, consume, sell, lease and exchange the Inventory in the ordinary course of its business as presently conducted, whereupon, in the case of such a sale or exchange, the security interest created hereby in the Inventory so sold or exchanged (but not in any proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Agent.

                  (b) Upon the Lenders' making any Revolving Loan pursuant to the Credit Agreement or the Issuing Bank issuing any Letter of Credit pursuant to the Credit Agreement, each Obligor shall be deemed to have warranted that all warranties of such Obligor set forth in this Security Agreement with respect to its Inventory are true and correct in all material respects with respect to such Inventory, including without limitation that such Inventory is located at a location permitted by Section 3(b) or 4(d) hereof.

         7. Advances by Lenders. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien (other than a Permitted Lien), expenditures made in defending against any adverse claim (other than a Permitted Lien) and all other expenditures which the Agent or the Lenders may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 4.2 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Agent or the Lenders on behalf of any

Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement or the other Credit Documents. The Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8.       Events of Default.

         The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

         9.       Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Lenders shall have, in addition to the rights and remedies provided herein, in the Credit Documents or by law (including, but not limited to, the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Agent at the expense of the Obligors any Collateral at any place and time designated by the Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). In addition to all other sums due the Agent and the Lenders with respect to the Secured Obligations, the Obligors shall pay the Agent and each of the Lenders all reasonable documented costs and expenses incurred by the Agent or any such Lender, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Agent or the Lenders or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under any bankruptcy, insolvency or similar law. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Obligors in accordance with the notice provisions of Section
         14.5 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Agent and the Lenders may further postpone such sale by announcement made at such time and place.

                  (b) Remedies relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Agent has exercised any or all of its rights and remedies hereunder, the Agent or its designee may notify any Obligor's customers and account debtors that the Accounts of such Obligor have been assigned to the Agent or of the Agent's security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation through the Lockboxes), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Lenders in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Agent in accordance with the provisions hereof shall be solely for the Agent's own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Agent may apply all or any part of any Proceeds of Accounts or other Collateral received by it from any source to the payment of the Secured Obligations (whether or not then due and payable). The Agent shall have no obligation to apply or give credit for any item included in proceeds of Accounts or other Collateral until the applicable Lockbox Bank has received final payment therefor at its offices in cash. However, if the Agent does permit credit to be given for any item prior to a Lockbox Bank receiving final payment therefor and such Lockbox Bank fails to receive such final payment or an item is charged back to the Agent or any Lockbox Bank for any reason, the Agent may at its election in either instance charge the amount of such item back against any such Lockbox Accounts, together with interest thereon at a rate per annum equal to the default rate specified in Section 4.2 of the Credit Agreement for Revolving Loans that are Base Rate Loans. Each Obligor hereby indemnifies the Agent from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees (except such as result from the Agent's gross negligence or willful misconduct) suffered or incurred by the Agent because of the maintenance of the foregoing arrangements. The Agent shall have no liability or responsibility to any Obligor for a Lockbox Bank accepting any check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance (it being understood that this sentence shall in no way affect the liability or responsibility of any such Lockbox Bank).

                  (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process and without breach of the peace any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on any Obligor's premises (each Obligor hereby agreeing to lease warehouses and storage facilities to the Agent or its designee if the Agent so requests) or to remove the Collateral or any part thereof to such other places as the Agent may desire. Upon the occurrence of any Event of Default and at any time thereafter, unless and until such Event of Default has been waived by the Lenders or cured to the satisfaction of the Lenders, each Obligor shall, upon the Agent's demand, assemble the Collateral and make it available to the Agent at a place reasonably designated by the Agent. If the Agent exercises its right to take possession of the Collateral, each Obligor shall also at its expense perform any and all other steps reasonably requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining inventory records.

                  (d) Nonexclusive Nature of Remedies. Failure by the Agent or the Lenders to exercise any right, remedy or option under this Security Agreement, any other Credit Document or as provided by law, or any delay by the Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Agent, the Lenders, nor any party acting as attorney for the Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Agents and the Lenders under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have.

                  (e) Retention of Collateral. The Agent may, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, to the extent the Agent is in possession of any of the Collateral, retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

                  (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Agent or the Lenders are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 4.2 of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         10.      Rights of the Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of
         Default:

                           (i) to demand, collect or settle, compromise, adjust, give discharges and releases, all as the Agent may reasonably determine;

                           (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

                           (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

                           (iv) receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

                           (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Agent were the absolute owner thereof for all purposes;

                           (vi) adjust and settle claims under any insurance policy relating thereto;

                           (vii)  execute and deliver all assignments,
                  conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

                           (viii) institute any foreclosure proceedings that the
                  Agent may deem appropriate; and

                           (ix) do and perform all such other acts and things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

         This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Secured Obligations remain outstanding or any Credit Document is in effect or any Letter of Credit shall remain outstanding and (ii) until all of the Commitments shall have been terminated. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in the Collateral.

                  (b) Performance by the Agent of Obligations. If any Obligor fails to perform any agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Obligors on a joint and several basis pursuant to Section 25 hereof.

                  (c) Assignment by the Agent. Subject to Section 13.9 and 14.6(b) of the Credit Agreement, the Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Security Agreement in relation thereto.

                  (d) The Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

         11. Application of Proceeds. Any amounts on deposit in the Lockbox Accounts, the FUCC Account and any replacement or successor accounts relating thereto as applicable shall be applied by the Agent in accordance with the terms of the Credit Agreement and the Lockbox Agreement relating thereto. Upon the occurrence and during the continuation of an Event of Default, the Proceeds and avails of the Collateral at any time received by the Agent shall, when received by the Agent in cash or its equivalent, be applied as follows: first, to all reasonable costs and expenses of the Agent (including without limitation reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement of this Security Agreement and/or any of the other Credit Documents; second, to all costs and expenses of the Lenders (including without limitation reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement of this Security Agreement and/or any of the other Credit Documents; third, to the principal amount of the Secured Obligations; fourth, to such of the Secured Obligations consisting of accrued but unpaid interest and fees; fifth, to all other amounts payable with respect to the Secured Obligations; and sixth, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus. The Obligors shall remain liable to the Agent and the Lenders for any deficiency.

         12. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Agent or the Lenders, all of which costs and expenses shall constitute Secured Obligations hereunder.

         13.      Continuing Agreement.

                  (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Security Agreement shall be automatically terminated and the Lenders shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

                  (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the

         Secured Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

         14. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 14.10 of the Credit Agreement.

         15. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of the Agent. To the fullest extent permitted by law, each Obligor hereby releases the Agent and each Lender, and its successors and permitted assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Agent, or such Lender, or its officers, employees or agents.

         16. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 14.5 of the Credit Agreement.

         17. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

         18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

         19. Governing Law; Submission to Jurisdiction; Venue. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA. THE PROVISIONS OF THE CREDIT AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE AND ARBITRATION ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

         20. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR AND THE AGENT HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS SECURITY AGREEMENT, THE CREDIT DOCUMENTS OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO.

         21. Severability. If any provision of any of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         22. Entirety. This Security Agreement and the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         23. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement and the other Credit Documents, the delivery of the Revolving Notes and the making of the Revolving Loans and the issuance of the Letters of Credit under the Credit Agreement.

         24. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Secured Obligations under this Security Agreement, under any other of the Credit Documents.

         25.      Joint and Several Obligations of Obligors.

                  (a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement or the other Credit Documents, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

         25. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders.

                  [remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

COMPANY:                            FRESH FOODS, INC.


                                    By: /s/ David R. Clark
                                       -----------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


SUBSIDIARY BORROWERS:               BRUNSWICK ASSOCIATES, INC.


                                    By: /s/ David R. Clark
                                       -----------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    CLAREMONT RESTAURANT GROUP, LLC

                                    BY:      FRESH FOODS, INC.,
                                             its Sole Member


                                    By: /s/ David R. Clark
                                       -----------------------------------------
                                    Name:    David R. Clark
                                    Title:   President


                                    ELLOREE FOODS, INC.


                                    By: /s/ David R. Clark
                                       --------------------------------------
                                    Name:    David R. Clark
                                    Title:   President



                                    FRESH FOODS PROPERTIES, LLC

                                    BY:      FRESH FOODS, INC.,
                                             its Sole Member


                                    By: /s/ David R. Clark
                                       --------------------------------------
                                    Name:    David R. Clark
                                    Title:   President

                                       GEORGIA BUFFET RESTAURANTS, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President


                                       KNOXVILLE FOODS, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   Vice President



                                       MOM `n' POP'S COUNTRY HAM, LLC

                                       BY:      PIERRE FOODS, INC.,
                                                its Sole Member

                                       BY:      FRESH FOODS, INC.,
                                                its Sole Member


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President

                                       OAK RIDGE FOODS, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   Vice President


                                       SAGEBRUSH, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   Vice President

                                       SAGEBRUSH OF SEVIERVILLE, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   Vice President


                                       SAGEBRUSH DTN, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   Vice President


                                       SAGEBRUSH OF TENNESSEE, L.P.

                                       BY:      SAGEBRUSH OF SOUTH CAROLINA,
                                                LLC, General Partner

                                       BY:      SAGEBRUSH, INC.
                                                its Sole Member


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   Vice President

                                       SEVEN STARS, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President


                                       ST. AUGUSTINE FOODS, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President

                                       TENNESSEE WSMP, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President


                                       VIRGINIA WSMP, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President


                                       CHARDENT, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President

                                       D & S FOODS, LLC

                                       BY:      GEORGIA WSMP, INC.,
                                                its Sole Member


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President



                                       GEORGIA WSMP, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President

                                       KINGSPORT FOODS, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   Vice President


                                       MATTHEWS PRIME SIRLOIN, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President


                                       NAPLES FOODS, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President

                                       PRIME SIRLOIN, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President


                                       SAGEBRUSH OF NORTH CAROLINA, LLC

                                       BY:      SAGEBRUSH, INC.
                                                its Sole Member

                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   Vice President

                                       SAGEBRUSH OF SOUTH CAROLINA, LLC

                                       BY:      SAGEBRUSH, INC.
                                                ITS SOLE MEMBER

                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   Vice President


                                       SPICEWOOD, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President


                                       SOUTH CAROLINA WSMP, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President


                                       SUNSHINE WSMP, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President


                                       TUMBLEWEED OF PIGEON FORGE, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   Vice President

                                       GREENVILLE FOODS SYSTEMS, INC.


                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President


                                       FRESH FOODS SALES, LLC

                                       BY:      FRESH FOODS, INC.,
                                                its Sole Member

                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President


                                       PIERRE FOODS, LLC

                                       BY:      FRESH FOODS, INC.,
                                                its Sole Member

                                       By: /s/ David R. Clark
                                          --------------------------------------
                                       Name:    David R. Clark
                                       Title:   President

         Accepted and agreed to in Charlotte, North Carolina as of the date first above written.

                                     FIRST UNION COMMERCIAL CORPORATION,
                                             as Agent


                                     By: /s/ Todd A. Witmer
                                        --------------------------------------
                                     Name:    Todd A. Witmer
                                     Title:   Director

                                  SCHEDULE 1(B)

                              INTELLECTUAL PROPERTY


                                                                         Registration        Issue
Trademark                                        Type                        No.             Date
---------                                        ----                        ---             ----
Breakfast on the Go!                            federal                   2,005,805         10/08/96
Cafe Pierre                                     federal                   1,876,055         01/24/95
Cafeteria Adventures                            federal                   1,797,362         10/05/93
Commodity Magic                                 federal                   1,331,238         04/16/85
Dine `n With                                    federal                   1,912,699         08/15/95
Fast Choice                                     federal                   2,052,455         04/15/97
French Toast Boat                               federal                   1,554,935         09/05/89
French Toast Boat & Design                      federal                   1,626,155         12/04/90
Global Grill                                    federal                   2,112,383         11/11/97
GoldDiggers                                     federal                   1,121,101         06/26/79
Hot Diggity Subs                                federal                   1,388,435         04/01/86
Hot Diggity Subs & Design                       federal                   1,387,648         03/25/86
Lean Magic                                      federal                   1,677,773         03/03/92
Like Mom's & Design                             federal                   1,517,327         12/20/88
Link-N-Dog                                      federal                   1,917,400         09/05/95
Micro-Wiches                                    federal                   1,505,035         09/20/88
Pierre & Design                                 state (Ohio)              TM7315            05/22/86
Pierre Classics                                 federal                   2,052,456         04/15/97
Pierre Main Street Diner                        federal                   2,016,292         11/12/96
Pizza Parlor Sandwich                           federal                   1,270,140         03/13/84
Pizza Parlor Sandwich                           federal                   1,642,199         04/23/91
Pizza Parlor Sub                                federal                   1,926,623         10/10/95
Quick-Wiches                                    federal                   1,784,320         07/27/93
Rib-B-Q                                         federal                   1,257,730         11/15/83
Rib-B-Q                                         federal                   1,270,954         03/20/84
Rib-B-Q                                         federal                   1,598,832         05/29/90
Rib-B-Q & Design                                federal                   1,276,424         05/01/84
Rib-B-Q & Design                                federal                   1,275,419         04/24/84
Rib-B-Q & Design                                foreign (Canada)          305,056           07/19/85
Rib-B-Q                                         foreign (Canada)          305,055           07/19/85
Saus-A-Rage                                     federal                   1,928,706         10/17/95
Tastes of the World Logo (copyright)                                      VA613-418         12/16/93
Two-Fers                                        federal                   1,505,013         09/20/88
Two-Fers                                        federal                   1,599,764         06/05/90
Villa Cinti                                     federal                   1,772,497         05/18/93
Wonderbites                                     federal                   1,781,595         07/13/98

                                                                         Registration        Issue
Trademark                                         Type                        No.             Date
---------                                         ----                       ----             ----
Mom `n' Pop's Buffet & Bakery and Design        federal                   1,802,454         11/02/93
Western Steer Steaks Buffet Bakery
   and Design                                   federal                   1,773,290         05/25/93
Western Steer Family Retaurant
   and Design                                   federal                   1,674,648         02/04/92
Western Steer and Design                        federal                   1,626,425         12/04/90
Mom `n' Pop's Country Store and
     Restaurant                                 federal                   1,460,268         10/06/87
Mom `n' Pop's Country Store and
     Restaurant                                 federal                   1,460,250         10/06/87
All-American Food Bar                           federal                   1,436,858         04/14/87
For an All-American Family Meal                 federal                   1,428,857         02/10/87
Western Steer Family Steakhouse                 federal                   1,403,394         07/29/86
Western Steer                                   federal                   1,391,171         04/22/86
Mom `n' Pop's and Design                        federal                   1,346,951         07/02/85
Mom `n' Pop's and Design                        federal                   1,346,950         07/02/85
Steer and Design                                federal                   1,384,755         02/25/86
Design Only                                     federal                   1,333,815         04/30/85
Steerburger                                     federal                   1,343,067         06/18/85
Super Stuffed                                   federal                   1,364,706         10/08/85
Western Steer Family Steakhouse and
  Design                                        federal                   1,322,741         02/26/85
Mom `n' Pop's and Design                        federal                   1,341,238         06/11/85
Mom `n' Pop's and Design                        federal                   1,335,749          5/14/85
Mom `n' Pop's                                   federal                   1,341,236         06/11/85
`Fluffy' and Design                             federal                   1,272,996          4/03/84
Little Richard the Western Steer
     WS and Design                              federal                   1,179,634         11/24/81
Design Only                                     federal                   1,214,411         10/26/82
Waltzing Matilda                                federal                   1,165,051         08/11/81
Mom's Kitchen                                   federal                   1,146,516         01/27/81
Mom `n' Pop's and Design                        federal                   1,095,528         07/04/78
Mom `n' Pop's and Design                        federal                   1,095,364         07/04/78
Mom `n' Pop's                                   federal                   1,065,988         05/17/77
Mom `n' Pop's                                   federal                   1,071,065         08/09/77
Western Steer Family Steakhouse                 federal                   1,068,735         06/28/77
Fast Choice                                     federal                   2,152,895
Rib-B-Q and Design                              federal                   2,132,710
Sagebrush Steakhouse & Saloon                   federal                   1,743,755         12/29/92

                                                                                   Application        Serial
Pending Trademark Applications                      Type                           Date                No.
H.E.L.P.S. Healthcare Entree
      Low Prep Selections                       federal                            11/19/97           75/392520
Pierre & Design                                 foreign (Mexico)
Pierre                                          foreign (Mexico)
Rib-B-Q & Design                                foreign (Japan)                                        34095/89
Rib-B-Q & Design                                foreign (Mexico)
Rib-B-Q                                         foreign (Japan)                                        34094/89
Rib-B-Q                                         foreign (Mexico)
Boomerang                                       federal                            06/14/90          75-119,119
Quick Classics                                  federal                            02/26/90          74-032,512


Patents:

Exclusive, royalty-free, worldwide and perpetual patent license to be granted by Hudson Foods, Inc. on June 9, 1998 in the invention entitled "Process for Preparing Pureed Meat Products" set forth in an application for United States Letters Patent, Serial No. 08/959,485 recorded in the U.S. Patent and Trademark Office on October 10, 1997, and which was assigned to Hudson Foods, Inc. by Assignment dated October 16, 1997 recorded in the U.S. Patent and Trademark Office on October 28, 1997 at Reel/Frame: 8806/0691.

Copyrights:
                                                                       Registration     Registration
Title                                                Type                  No.            Date
-----                                                ----                  ---            ----
Western Steer Steaks, Buffet,
    Bakery: Operations Manual                        federal           Txu618984         08/11/94
Cafeteria Adventures Tastes of
    the World Logo                                   federal           VA613418          12/16/93
Tastes of the World Promotion
    Program: Manager's Kit                           federal           TX3738877         12/27/93
Cafeteria Adventures Radical
   Chicken                                           federal           VA528350          10/08/92
Cafeteria Adventures Stars &
   Stripes General                                   federal           VA528349          10/08/92
Cafeteria Adventures Hamburger Man                   federal           VA528348          10/08/92
Cafeteria Adventures Stars & Stripes
   Promotion Program                                 federal           TX3421700         10/08/92
Cafeteria Adventures Rock `n Roll
  Promotion Program                                  federal           TX3421699         10/08/92
Cafeteria Adventures Radical
  Promotion Program                                  federal           TX3421698         10/08/92

Barnyard Basics of Good
  Nutrition Questions and Answers                    federal           TX3390603        08/07/92
Barnyard Basics of Good
  Nutrition Hunch-Out Toys                           federal           VA524973         08/07/92
Today's Nutritious Lunch:
  It's Barnyard Bonus Day!                           federal           VA519990         08/07/92
Barnyard Scene Bulletin Board
   Display: Barnyard Basics of
   Good Nutrition                                    federal           VA519989         08/07/92
Barnyard Basics of Good
   Nutrition: For Grades 1 & 2:
   Educator's Guide                                  federal           TX3380555        08/07/92
Barnyard Basics of Good
   Nutrition: For Grades 1 & 2:
   Educator's Guide                                  federal           TX3291538        04/02/92

                                  SCHEDULE 3(A)

                             CHIEF EXECUTIVE OFFICES


The chief executive office and chief place of business of all Obligors is located at One WSMP Drive, Claremont, North Carolina 28610. Pierre Foods, LLC also maintains books and records at 9990 Princeton Road, Cincinnati, OH 45246.

                                  SCHEDULE 3(B)

                             LOCATIONS OF COLLATERAL


The name and address of each warehouseman, filler, processor and packer at which Pierre Foods, LLC stores Inventory is as follows:

           Name                                                          Address
           ----                                                          -------
           Cincinnati Freezer                                            2881 E. Sharon Road
                                                                         Cincinnati, OH 45241

           Buckles Warehouse Ohio                                        11880 Enterprise Avenue
                                                                         Cincinnati, OH 45241

           Cicom/Cincinnati Commercial CS                                Unknown

           Cloverleaf Cold Storage                                       3110 Homeward Way
                                                                         Fairfield, OH 45018-0550

           CS Integrated LLC                                             2750 Orbitor Drive
                                                                         Brea, CA 92621

           CS Integrated LLC                                             325 Blake Road North
                                                                         Hopkins, MN 55343-8209

           US Cold Storage Campbell                                      4302 South 30th Street
                                                                         Omaha, NE 68107

           CS Integrated LLC                                             8 Lee Boulevard
                                                                         Malvern, PA 19355

           Wash. Whslrs                                                  999 Montague Expressway
                                                                         Milpitas, CA 95035

           Costco Whlsle Consignment Center                              7635 Cent. Industrial Drive, #18
                                                                         Riviera Beach, FL 33404

           US Cold Storage/Dallas Sams                                   3300 East Park Row
                                                                         Arlington, TX 76010

           United Refrig. (Westgate)/Sams                                1740 A. Westgate Parkway
                                                                         Atlanta, GA 30336

           Henderson C.S./Sams Las Vegas                                 830 Horizon Drive
                                                                         Henderson, NV 80-14

           Trenton Cold Storage Limited                                  P.O. Box 100
                                                                         Trenton Ontario CN K8V 5R1

           K & N Distribution/Price Costco                               601 S. W. 7th
                                                                         Renton, WA 98055

           Polar Cold Storage                                            3776 Taylorsville Highway
                                                                         Statesville, NC 28625

           United Refrigerated/Sams Indy                                 3320 S. Arlington Avenue
                                                                         Indianapolis, IN 46203

           Wiscold, Inc./Sams Rochelle                                   600 Wiscold Drive
                                                                         Rochelle, IL 61068

           Columbia Farms/Price Costco                                   16 Sutton Road
                                                                         Webster, MA 01570

           Burris Maryland/Price Costco                                  Rte 313 N. Federalsburg Road
                                                                         Federalsburg, MD 21632

           Jay D.C.S./Oregon Commodity                                   8830 Southeast Herbert Court
                                                                         Clackamas, OR 97015

           Nordic C.S./Price Costco                                      647 Occidental Avenue South
                                                                         Seattle, WA 98104

           Mirlo/Washington Wholesales                                   11600 Riverside Dr. `B'
                                                                         Mira Loma, CA 91752

           C & S Wholesale Grocers/BJ's                                  Old Ferry Road
                                                                         Brattleboro, VT 05301

           Commodity/Surplus District                                    12 Hills Avenue
                                                                         Concorde, NH 03301-4899

           United Refrig./Sams Leesport                                  RD #2 Orchard Lane
                                                                         Leesport, PA 19533

           PFS Miami/Cost-U-Less                                         501 NE 183rd Street
                                                                         Miami, FL 33269

           Interstate Distribution                                       110 Distribution Drive
                                                                         Hamilton, OH 45014

           PFS West Sacramento                                           P.O. Box 1325
                                                                         West Sacramento, CA 95691

           Security Capital Industrial Trust                             4770 Interstate Drive
                                                                         Cincinnati, OH 45246


           The name and address of each warehouseman, filler, processor and packer at which Fresh Foods, Inc. stores Inventory is as follows:

           Polar Cold Storage                                            3736 Taylorsville Highway
                                                                         Statesville, NC 28625

OWNED PROPERTIES:

Property                                Address                                 City                 State      Zip
--------                                -------                                 ----                 -----      ---
Claremont manufacturing                 One WSMP Drive                          Claremont              NC       28610
facility
Owner: Fresh Foods, Inc.

Cincinnati manufacturing facility       9990 Princeton Road                     Cincinnati             OH       45246
Owner: Pierre Foods, Inc.

Western Steer #22                       1190 Lenoir Rhyne Blvd., SE             Hickory                NC       28602
Owner:  Fresh Foods, Inc.

Western Steer #51                       3062 Hickory Blvd.                      Hudson                 NC       28638
Owner:  Fresh Foods, Inc.

Western Steer #111                      316 Ehring House St.                    Elizabeth City         NC       27909
Owner:  Fresh Foods, Inc.

Western Steer #292                      101 Bost Road                           Morganton              NC       28655
Owner:  Fresh Foods, Inc.

Western Steer #329                      314 Blowing Rock Blvd.                  Lenoir                 NC       28645
Owner:  Fresh Foods, Inc.

Bennett's #345                          1819 Fairgrove Church Road              Conover                NC       28613
Owner:  Fresh Foods, Inc.

Prime Sirloin #376                      3302 S. I-85 Service Road               Charlotte              NC       28208
Owner:  Fresh Foods, Inc.

Prime Sirloin #382                      10450 E. Independence Blvd.             Matthews               NC       28105
Owner:  Matthews Prime
Sirloin, Inc.

Sagebrush #511                          110 Cedar Lane                          Knoxville              TN       37912
Owner:  Sagebrush of
Tennessee, LP

Sagebrush #527                          566 Arbor Hill Road                     Kernersville           NC       27284
Owner:  Sagebrush of North
Carolina, LLC

Sagebrush #531                          2468 Alcoa Highway                      Alcoa                  TN       37701
Owner:  Sagebrush of
Tennessee, LP

Sagebrush #532                          482 By-Pass 72 NW                     Greenwood                SC       29649
Owner:  Sagebrush of South
Carolina, LLC

Sagebrush #535                          2000 Woodland Drive                   Mt. Airy                 NC       27030
Owner:  Sagebrush of North
Carolina, LLC

Sagebrush #536                          428 Jake Alexander Blvd. S.           Salisbury                NC       28144
Owner:  Sagebrush of
Tennessee, LP

Sagebrush #537                          5030 Valley View Blvd., NW            Roanoke                  VA       24012
Owner:  Sagebrush, Inc.

Sagebrush #538                          954 Blowing Rock Blvd., NE            Lenoir                   NC       28645
Owner:  Sagebrush of North
Carolina, LLC

Sagebrush #539                          6170 South NC 16 Highway              Denver                   NC       28037
Owner:  Sagebrush of North
Carolina, LLC

Sagebrush #540                          190 Aiken Mall Drive                  Aiken                    SC       29803
Owner:  Sagebrush of South
Carolina, LLC

Sagebrush #541                          2100 Dalrymple Street                 Sanford                  NC       27330
Owner:  Sagebrush of North
Carolina, LLC

Sagebrush #546                          623 NC 24-27 By-Pass East             Albemarle                NC       28001
Owner:  Sagebrush of North
Carolina, LLC

Sagebrush #547                          1529 Freeway Drive                    Reidsville               NC       27320
Owner:  Sagebrush of North
Carolina, LLC

Closed Restaurant                       2225 12th Avenue NE                   Hickory                  NC
Owner:  Fresh Foods, Inc.

Closed Restaurant                       1603 US-1                             Ft. Pierce               FL
Owner:  Sunshine WSMP, Inc.

Closed Restaurant                       2005 US-1 S                           St. Augustine            FL
Owner:  Sunshine WSMP, Inc.

Closed Restaurant                       997 Sunset Blvd.                      Jessup                   GA
Owner:  Georgia WSMP, Inc.

Closed Restaurant                       1336 Andrew Johnson Highway           Morristown               TN
Owner:  Tennessee WSMP, Inc.

Closed Restaurant                       2911 Cypress Mill Road                Brunswick                GA
Owner:  Brunswick
Associates, Inc.

Leased Properties:
-----------------

Property                          Address                                   City                         State         Zip
--------                          -------                                   ----                         -----         ---
Western Steer #52                 334 SW Blvd.                              Newton                        NC          28658
Lessee:  Fresh Foods, Inc.

Prime Sirloin  #377               19601 Statesville Road                    Cornelius                     NC          28031
Lessee:  Fresh Foods, Inc.

Prime Sirloin  #379               3103 Taylorsville Road                    Statesville                   NC          28677
Lessee:  Fresh Foods, Inc.

Western Steer #420                26 Radio Road                             Lexington                     NC          27292
Lessee:  Fresh Foods, Inc.

Western Steer #425                1018 Rockford Street                      Mt. Airy                      NC          27030
Lessee:  Fresh Foods, Inc.

Western Steer #426                1580 Yadkinville Road                     Mocksville                    NC          27028
Lessee:  Fresh Foods, Inc.

Western Steer #427                825 E. Main Street                        Jefferson                     NC          28640
Lessee:  Fresh Foods, Inc.

Western Steer #428                Corner 601 & 421                          Yadkinville                   NC          27055
Lessee:  Fresh Foods, Inc.

Western Steer #431                955 Stuart Drive                          Galax                         VA          24333
Lessee:  Fresh Foods, Inc.

Western Steer #433                112 N. Generals Blvd.                     Lincolnton                    NC          28093
Lessee:  Fresh Foods, Inc.

Western Steer #434                1675 Blowing Rock Road                    Boone                         NC          28607
Lessee:  Fresh Foods, Inc.

Western Steer #435                1750 S. Stratford Road                    Winston-Salem                 NC          27103
Lessee:  Fresh Foods, Inc.

Sagebrush #507                    1520 Highway 70, SE                       Hickory                       NC          28601
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #508                    3909 Parkway                              Pigeon Forge                  TN          37863
Lessee:  Sagebrush of
Tennessee, LP

Sagebrush #509                    117 Turnersberg Road                      Statesville                   NC          28677
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #510                    390 South Illinois Avenue                 Oak Ridge                     TN          37830
Lessee:  Sagebrush
of Tennesse, LP

Sagebrush #513                    1420 Second Street, NE                    Hickory                       NC          28601
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #514                    1111 Highway 105                          Boone                         NC          28607
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #515                    2445 Cherry Road                          Rock Hill                     SC          29730
Lessee:  Sagebrush of South
Carolina, LLC

Sagebrush #516                    1600 East Stone Drive                     Kingsport                     TN          37660
Lessee:  Sagebrush of
Tennessee, LP

Sagebrush #517                    101 Steakhouse Road                       Morganton                     NC          28655
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #518                    2905 Reynolda Road                        Winston-Salem                 NC          27106
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #519                    2560 Lewisville-Clemmons Road             Clemmons                      NC          27012
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #520                    895 Russ Avenue                           Waynesville                   NC          28786
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #521                    985 West Asheville Highway                Brevard                       NC          28712
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #522                    815 Parkway                               Sevierville                   TN          37862
Lessee:  Sagebrush of
Tennessee, LP

Sagebrush #523                    2250 Hendersonville Road                  Arden                         NC          28704
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #524                    1302 Collegiate Drive                     Wilkesboro                    NC          28697
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #525                    608 C West Roosevelt Blvd.                Monroe                        NC          28110
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #526                    217 Airport Road                          Gatlinburg                    TN          37738
Lessee:  Sagebrush of
Tennessee, LP

Sagebrush #528                    1541 West Floyd Baker Blvd.               Gaffney                       SC          29341
Lessee:  Sagebrush of South
Carolina, LLC

Sagebrush #529                    2614 North Roan                           Johnson City                  TN          37601
Lessee:  Sagebrush of
Tennessee, LP

Sagebrush #530                    7815 Timberlake Road                      Lynchburg                     VA          24502
Lessee:  Sagebrush, Inc.

Sagebrush #533                    204 Southgate Square Shopping Center      Colonial Heights              VA          23834
Lessee:  Sagebrush, Inc.

Sagebrush #534                    2323 East Morris Blvd.                    Morristown                    TN          37814
Lessee:  Sagebrush of
Tennessee, LP

Sagebrush #542                    801 N. Lake Drive                         Lexington                     SC          29072
Lessee:  Sagebrush of South
Carolina, LLC

Sagebrush #543                    201 Heritage Blvd.                        Newport                       TN          37821
Lessee:  Sagebrush of
Tennessee, LP

Sagebrush #544                    800 South Main Street                     Graham                        NC          27253
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #545                    5920 University Parkway                   Stanleyville                  NC          27105
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #548                    190 Nye Road                              Wytheville                    VA          24382
Lessee:  Sagebrush, Inc.

Sagebrush #549                    630 Randolph Mall                         Asheboro                      NC          27203
Lessee:  Sagebrush of North
Carolina, LLC

Sagebrush #550                    1432 N. Bridge Street                     Elkin                         NC          28621
Lessee:  Fresh Foods, Inc.

Sagebrush #551                    1006 East Cumberland Street               Dunn                          NC          28335
Lessee:  Sagebrush of North
Carolina, LLC

Closed restaurant                 504 Leming Drive                          Morganton                     NC
Lessee:  Fresh Foods, Inc.

Closed restaurant                 536 Highway 64-70                         Hickory                       NC
Lessee:  Fresh Foods, Inc.

Closed restaurant                 1600 N. Queen St.                         Kinston                       NC
Lessee: Fresh Foods, Inc.

Closed restaurant                 835 S. Main St.                           Kernersville                  NC
Lessee:  Fresh Foods, Inc.

Closed restaurant:                Route 3                                   Tobbaccoville                 NC
Lessee:  Fresh Foods, Inc.

Closed restaurant                 751 W. Elk Ave.                           Elizabethton                  TN
Lessee:  Fresh Foods, Inc.

                                  SCHEDULE 3(C)

                                    OWNERSHIP



During the last four months, the following Obligors changed their names:

         WSMP, Inc. changed its name to Fresh Foods, Inc.

         Fresh Foods of North Carolina, LLC changed its name to Pierre Foods,
         LLC


The Obligors have used the following trade names:

Mom `n' Pop's
Mom `n' Pop's Smokehouse
Mom `n' Pop's Buffet & Bakery
Mom `n' Pop's Country Biscuits
Mom `n' Pop's Retail Outlets
Mom `n' Pop's Country Collections
Mom `n' Pop's Racing
Mom `n' Pop's Ham House
Mom `n' Pop's Bakery
Mom `n' Pop's Bakery - WSMP, Inc.
Mom `n' Pop's Bakery #18
Mom `n' Pop's Country Ham
Western Steer Family Steakhouse
Western Steer Steaks,
Buffet & Bakery WSMP, Inc.
WSMP, Inc. #9
WSMP, Inc. #18
WSMP, Inc. - Manufacturing
WSMP/Mom `n' Pop's
WSMP - Smokehouse Division
WSMP, Inc. DBA - Mom `n' Pop's Smokehouse
Bennett's Smokehouse & Saloon
Bennett's Barbeque
Bennett's Pit Bar-B-Que
Bennett's
Bennett's Catering
Prime Sirloin Steak & Buffet
Prime Sirloin Steaks, Buffet & Bakery
Prime Sirloin
Prime Sirloin of (location)
Western Steer Mom `n' Pop's
Mom's Kitchen
WSMP Real Estate
Sagebrush
Sagebrush Steakhouse & Saloon
Pierre Foods, LLC used the following names prior to its acquisition by Fresh Foods, Inc:
Hudson Foods
Pierre Frozen Foods, a division of Hudson Foods
Hudson Specialty Foods
Pierre
Hudson
Pierre Foods

                                SCHEDULE 4(f)(i)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   COPYRIGHTS


United States Copyright Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of June 9, 1998 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and First Union Commercial Corporation, as Agent (the "Agent") for the financial institutions referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Agent for the ratable benefit of the Lenders:


                                   COPYRIGHTS
                           -----------------------------
                                                                   Date of
   Copyright No.              Description of Copyright            Copyright
   -------------              ------------------------            ---------



                              Copyright Applications
                           -----------------------------

    Copyright                 Description of Copyright        Date of Copyright
 Applications No.                    Applied For                 Applications
 ----------------                    -----------                 ------------

         The Obligors and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                                        Very truly yours,

                                        ----------------------------------------
                                        [Obligor]

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


Acknowledged and Accepted:

FIRST UNION COMMERCIAL CORPORATION,
         as Agent

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                                SCHEDULE 4(f)(ii)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                     PATENTS


United States Patent and Trademark Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of June 9, 1998 (the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and First Union Commercial Corporation, as Agent (the "Agent") for the financial institutions referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Agent for the ratable benefit of the Lenders:


                                     PATENTS
                           ----------------------------

                              Description of Patent            Date of
    Patent No.                        Item                      Patent
    ----------                        ----                      ------



                               Patent Applications
                           ----------------------------

     Patent                    Description of Patent         Date of Patent
Applications No.                    Applied For                Applications
----------------                    -----------                ------------

         The Obligors and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                                    Very truly yours,

                                    ----------------------------------
                                    [Obligor]

                                    By:
                                       -------------------------------
                                    Name:
                                         -----------------------------
                                    Title:
                                          ----------------------------


Acknowledged and Accepted:

FIRST UNION COMMERCIAL CORPORATION,
         as Agent

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                               SCHEDULE 4(f)(iii)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   TRADEMARKS


United States Patent and Trademark Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of June 9, 1998 (the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and First Union Commercial Corporation, as Agent (the "Agent") for the financial institutions referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Agent for the ratable benefit of the Lenders:


                                   TRADEMARKS
                           --------------------------
                            Description of Trademark          Date of
   Trademark No.                       Item                   Trademark
   -------------                       ----                   ---------



                             Trademark Applications
                           ---------------------------

    Trademark                Description of Trademark      Date of Trademark
 Applications No.                 Applied For                 Applications
 ----------------                 -----------                 ------------

         The Obligors and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                     Very truly yours,

                                     -------------------------------------
                                     [Obligor]

                                     By:
                                        ----------------------------------
                                     Name:
                                          --------------------------------
                                     Title:
                                           -------------------------------


Acknowledged and Accepted:

FIRST UNION COMMERCIAL CORPORATION,
         as Agent

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                       2